Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

Commitments

The MFAs require the Company and its MF subsidiaries, among other obligations:

(i)
to pay monthly royalties commencing at a rate of approximately 5% of gross sales of the restaurants, during the first 10 years, substantially consistent with market. This percentage increases to 6% and 7% for the subsequent two 5-year periods of the agreement;

(ii)	to agree with McDonald’s on a restaurant opening plan and a reinvestment plan for each three-year period and pay an initial franchise fee for each new restaurant opened;

(iii)	to commit to funding a specified Strategic Marketing Plan;

(iv)	to own (or lease) directly or indirectly, the fee simple interest in all real property on which any franchised restaurant is located; and

(v)	to maintain a minimum fixed charge coverage ratio (as defined therein) at least equal to 1.50 as well as a maximum leverage ratio (as defined therein) of 4.25.

On January 26, 2017, the Company reached an agreement with McDonald’s Corporation related to the restaurant opening and reinvestment plan, mentioned in point (ii) above, for the three-year period commenced on January 1, 2017. Under the agreement, the Company committed to open 180 new restaurants and to reinvest $292 million in existing restaurants. On January 25, 2017, McDonald’s Corporation agreed to provide growth support for the same period. The Company projects that the impact of this support could result in a consolidated effective royalty rate of 5.9% in 2019.

McDonald’s Corporation granted the Company limited waivers through and including June 30, 2016, during which time the Company was not required to comply with the financial ratios set forth in the MFA, mentioned in point (v) above. If the Company would not be in compliance with the financial requirements and would be unable to obtain an extension of the waiver or to comply with the original commitments under the MFA, it could be in material breach. A breach of the MFA would give McDonald’s Corporation certain rights, including the ability to acquire all or portions of the business.

The following table summarize Company’s ratios requirements for the three-month periods ended from March 31, 2016 to December 31, 2018:

	Fixed Charge Coverage Ratio	Leverage Ratio
March 31, 2016	1.67	4.80
June 30, 2016	1.64	4.40
September 30, 2016	1.67	4.08
December 31, 2016	1.64	4.21
March 31, 2017	1.65	4.12
June 30, 2017	1.65	4.05
September 30, 2017	1.69	4.02
December 31, 2017	1.77	3.80
March 31, 2018	1.70	4.05
June 30, 2018	1.74	4.02
September 30, 2018	1.81	3.83
December 31, 2018	1.70	4.07

In addition, the Company maintains standby letters of credit with an aggregate drawing amount of $80 million in favor of McDonald’s Corporation as collateral for the obligations assumed under the MFAs. The letters of credit can be drawn if certain events occur, including the failure to pay royalties. No amounts have been drawn at the date of issuance of these financial statements.
Provision for contingencies

The Company has certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving labor, tax and other matters. At December 31, 2018 and 2017, the Company maintains a provision for contingencies, net of judicial deposits, amounting to $28,509 and $27,956, respectively, presented as follow: $2,436 and $2,529 as a current liability and $26,073 and $25,427 as a non-current liability, respectively. The breakdown of the provision for contingencies is as follows:

Description	Balance at beginning of period	Accruals, net	Settlements	Reclassifications and increase of judicial deposits	Translation	Balance at end of period
Year ended December 31, 2018:
Tax contingencies in Brazil (i)	$9,324	$1,805	$—	$—	$(1,632)	$9,497
Labor contingencies in Brazil (ii)	21,061	20,785	(17,718)	—	(3,020)	21,108
Other (iii)	15,646	1,405	(1,984)	—	(3,605)	11,462
Subtotal	46,031	23,995	(19,702)	—	(8,257)	42,067
Judicial deposits (iv)	(18,075)	—	—	1,843	2,674	(13,558)
Provision for contingencies	$27,956	$23,995	$(19,702)	$1,843	$(5,583)	$28,509

Year ended December 31, 2017:
Tax contingencies in Brazil (i)	$13,312	$(2,599)	$(337)	$(667)	$(385)	$9,324
Labor contingencies in Brazil (ii)	11,150	31,448	(21,130)	—	(407)	21,061
Other (iii)	12,222	7,150	(3,960)	17	217	15,646
Subtotal	36,684	35,999	(25,427)	(650)	(575)	46,031
Judicial deposits (iv)	(18,572)	161	—	(60)	396	(18,075)
Provision for contingencies	$18,112	$36,160	$(25,427)	$(710)	$(179)	$27,956

Year ended December 31, 2016:
Tax contingencies in Brazil (i)	$5,118	$7,196	$—	$—	$998	$13,312
Labor contingencies in Brazil (ii)	7,013	19,903	(17,523)	—	1,757	11,150
Other (iii)	13,947	1,478	(3,031)	(37)	(135)	12,222
Subtotal	26,078	28,577	(20,554)	(37)	2,620	36,684
Judicial deposits (iv)	(5,500)	—	—	(11,458)	(1,614)	(18,572)
Provision for contingencies	$20,578	$28,577	$(20,554)	$(11,495)	$1,006	$18,112

(i)	In 2018 and 2017, it includes mainly CIDE. In 2016 it includes mainly PIS/COFINS.

(ii)	It primarily relates to dismissals in the normal course of business.

(iii)	It relates to tax and labor contingencies in other countries and civil contingencies in all the countries.

(iv)	It primarily relates to judicial deposits the Company was required to make in connection with the proceedings in Brazil.

As of December 31, 2018, there are certain matters related to the interpretation of tax and labor laws for which there is a possible that a loss may have been incurred in accordance with ASC 450-20-50-4 within a range of $188 million and $196 million.
Provision for contingencies (continued)

Additionally, there is a lawsuit filed by several Puerto Rican franchisees against McDonald’s Corporation and certain subsidiaries purchased by the Company during the acquisition of the LatAm business (“the Puerto Rican franchisees lawsuit”).

The claim seeks declaratory judgment and damages in the aggregate amount of $66.7 million plus plaintiffs’ attorney fees. At the end of 2014 the plaintiffs finalized their presentation of evidence whereas the Company has not started yet. At that time, the Company filed a Motion of Non Suit that has not been resolved by the Commissioner assigned to this case. The Company believes that the probability of a loss is remote.

During 2014, another franchisee filed a complaint (“the related Puerto Rican franchisee lawsuit”) against the Company and McDonald’s USA, LLC (a wholly owned subsidiary of McDonald’s Corporation), asserting a very similar claim to the one filed in the Puerto Rican franchisees lawsuit. The claim seeks declaratory judgment and damages in the amount of $30 million plus plaintiffs’ attorney fees. The Company also believes that the litigation probability of a loss is remote, since its close resemblance to the Puerto Rican franchisees lawsuit.

Furthermore, the Puerto Rico Owner Operator’s Association (“PROA”), an association integrated by the Company’s franchisees that meets periodically to coordinate the development of promotional and marketing campaigns (an association that at the time of the claim was formed solely by franchisees that are plaintiffs in the Puerto Rican franchisees lawsuit), filed a third party complaint and counterclaim (“the PROA claim”) against the Company and other third party defendants, in the amount of $31 million. On June 9, 2014, after several motions for summary judgment duly filed and opposed by the parties, the First Instance Court entered a “Partial Summary Judgment and Resolution” in favor of PROA, before initiating the discovery phase, finding that the Company must participate and contribute funds to the association. However, the Court did not specify any amount for which the Company should be held liable, due to its preliminary and interlocutory nature, and the lack of discovery conducted regarding the amounts claimed by the plaintiffs. By means of a Motion to Reconsider, the Company opposed such determination. In December 2018, the First Instance Court confirmed his determination and the Company filed a Certiorari in the Court of Appeals. The Company continues to oppose this determination vigorously because it believes that there is no legal basis for it, considering: (i) the obligation to contribute is not directed towards a cooperative, (ii) the franchise agreement does not contain a provision that makes it mandatory to participate in the cooperative, and (iii) PROA’s by-laws state that participation in the cooperative is voluntary, among other arguments. According to the points previously mentioned, the Company believes that the probability of a loss is remote, therefore no provision has been recorded.

Pursuant to Section 9.3 of the Stock Purchase Agreement, McDonald’s Corporation indemnifies the Company for certain Brazilian claims as well as for specific and limited claims arising from the Puerto Rican franchisees lawsuit. Pursuant to the MFA, the Company indemnifies McDonald’s for the related Puerto Rican franchisee lawsuit and the PROA claim.

At December 31, 2018, the provision for contingencies includes $3,970 ($2,489 at December 31, 2017), related to Brazilian claims that are covered by the indemnification agreement. As a result, the Company has recorded a current asset and non-current asset in respect of McDonald’s Corporation’s indemnity in the consolidated balance sheet. The current asset in respect of McDonald’s Corporation’s indemnity represents the amount of cash to be received as a result of settling certain Brazilian labor and tax contingencies.